UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 11, 2013

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP (Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Revolving Credit Facility. On January 11, 2013, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new $2.5 billion unsecured revolving credit agreement that replaced the Operating Partnership’s then existing revolving credit facility, which was scheduled to mature on July 13, 2014. Equity Residential (“EQR”), the sole general partner of the Operating Partnership, remains a guarantor of the Operating Partnership’s obligations under the new credit facility. The new credit facility is with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Book Runners, and a syndicate of other banks.

The new credit facility matures on April 2, 2018. The Operating Partnership has the ability to increase available borrowings by an additional $500.0 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 105 basis points. In addition, there is an annual facility fee, which is based on the credit rating of the Operating Partnership’s long-term debt, and is currently 15 basis points.

Term Loan Facility. On January 11, 2013, the Operating Partnership entered into a new senior unsecured credit agreement for a $750 million term loan facility. This term loan facility is currently undrawn. To the extent the Operating Partnership elects to draw on this facility, the full principal amount of $750 million will be funded to the Operating Partnership in a single borrowing. This facility will terminate if not drawn upon on or before July 11, 2013. EQR is guarantor of the Operating Partnership’s obligations under the term loan facility. The term loan facility is with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and a syndicate of other banks.

If drawn upon, the term loan facility matures on January 11, 2015, subject to a one-year extension option exercisable by the Operating Partnership. The interest rate on the unpaid balance under the term loan facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term senior unsecured debt and would currently be 120 basis points. The term loan facility does not require amortization of principal and may be paid prior to maturity in whole or in part at the Operating Partnership’s option without penalty or premium (other than certain fees with respect to Euro Dollar loans prepaid prior to the end of an interest period). The covenants contained in the term loan facility are the same as those contained in the aforementioned revolving credit agreement.

Other Matters. In connection with the execution of the loan facilities described above, the Operating Partnership terminated the previously announced commitment from Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) to provide a $2.5 billion bridge loan facility.

In the ordinary course of business, each of the parties to the loan facilities described, and/or their affiliates, have performed and continue to perform, and may in the future perform, commercial banking, investment banking and advisory services for the Operating Partnership and its affiliates for which they have received, and will in the future receive, customary compensation. In addition, an affiliate of Morgan Stanley, which is a lender under both loan facilities described above, is an advisor to the Operating Partnership in connection with the Operating Partnership’s previously announced proposed acquisition of assets from Archstone.

Item 7.01	Regulation FD Disclosure.

On January 14, 2013, EQR issued a press release announcing the execution of the credit agreements described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by EQR or the Operating Partnership under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Operating Partnership or EQR may make, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements included in this communication are based on information available to EQR and the Operating Partnership on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on EQR’s or the Operating Partnership’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. None of EQR, the Operating Partnership or any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Operating Partnership’s and EQR’s control. Neither the Operating Partnership nor EQR undertake any obligation (and the Operating Partnership and EQR expressly disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Revolving Credit Agreement dated as of January 11, 2013 among ERP Operating Limited Partnership, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Book Runners, and a syndicate of other banks (the “Credit Agreement”).

10.2	Guaranty of Payment made as of January 11, 2013 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Credit Agreement.

10.3	Term Loan Agreement dated as of January 11, 2013 among ERP Operating Limited Partnership, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and a syndicate of other banks (the “Term Loan Agreement”).

10.4	Guaranty of Payment made as of January 11, 2013 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Term Loan Agreement.

99.1	Press Release dated January 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 14, 2013	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: January 14, 2013	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and Chief Financial Officer

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